Series Number: 1
For period ending 01/31/15

48)	Investor, A, C & R
0.20%

Institutional
0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           11,993
Institutional Class                                                      6,022
2. Dividends for a second class of open-end company shares
A Class                                           5,500
C Class                                           57
R Class                                           2,081

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2933
Institutional Class                                           $0.3218
2. Dividends for a second class of open-end company shares
A Class                                           $0.2577
C Class                                           $0.1508
R Class                                           $0.2221

74U)    1. Number of shares outstanding (000's omitted)
Investor Class                                                      41,730
Institutional Class                                           19,727
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           21,897
C Class                                           390
R Class                                           9,462

74V)    1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.49
Institutional Class                                           $13.51
2. Net asset value per share of a second class of open-end company shares (tonearest cent)
A Class                                           $13.49
C Class                                           $13.51
R Class                                           $13.49

Series Number: 2
For period ending 01/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                      Investor Class                                                      22,522
                                Institutional Class                                           12,089
2. Dividends for a second class of open-end company shares
A Class                                           10,419
C Class                                           91
R Class                                           3,787

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.3251
                                 Institutional Class                                           $0.3553
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2873
C Class                                            $0.1742
R Class                                           $0.2496

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      73,119
                      Institutional Class                                                      36,833
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           37,188
                                C Class                                            544
R Class                                            15,821

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $14.30
                      Institutional Class                                           $14.30
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $14.30
                                C Class                                            $14.33
R Class                                            $14.30

Series Number: 3
For period ending 01/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           17,069
                                Institutional Class                                           8,934
           2. Dividends for a second class of open-end company shares
                                A Class                                           8,314
C Class                                           63
                                R Class                                            3,192

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.3446
                                 Institutional Class                                           $0.3772
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3039
C Class                                            $0.1817
R Class                                           $0.2632

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      52,587
                      Institutional Class                                                      26,252
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           28,191
                                C Class                                            363
R Class                                            12,582

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $15.33
                      Institutional Class                                           $15.35
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $15.33
                                C Class                                            $15.35
R Class                                            $15.33

Series Number: 4
For period ending 01/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           12,417
                                Institutional Class                                                      7,762
              2. Dividends for a second class of open-end company shares
                                A Class                                           5,699
C Class                                           25
                                R Class                                            2,187

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.3726
                      Institutional Class                                           $0.4067
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3300
C Class                                            $0.2022
R Class                                           $0.2874

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      35,583
                      Institutional Class                                                      20,704
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           17,694
                                C Class                                            127
R Class                                            7,938

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $15.93
                      Institutional Class                                           $15.94
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $15.92
                                C Class                                            $15.95
R Class                                            $15.93

Series Number: 5
For period ending 01/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           4,590
                        Institutional Class                                                                2,630
              2. Dividends for a second class of open-end company shares
                        A Class                                                                 2,200
C Class                                           29
                                R Class                                           1,634

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2224
                                 Institutional Class                                           $0.2367
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2044
C Class                                            $0.1508
R Class                                           $0.1866

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      21,879
                      Institutional Class                                                      12,038
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           11,098
                                C Class                                            193
R Class                                            9,308

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.89
                      Institutional Class                                           $12.90
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.89
                                C Class                                            $12.87
R Class                                            $12.88

Series Number: 11
For period ending 01/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           12,352
                                Institutional Class                                                      9,407
           2. Dividends for a second class of open-end company shares
                      A Class                                           6,390
C Class                                           136
                                R Class                                                      2,510

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2700
                                 Institutional Class                                           $0.2953
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2383
C Class                                            $0.1433
R Class                                           $0.2066

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      47,644
                      Institutional Class                                                      34,459
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           27,519
                                C Class                                            975
R Class                                            12,501

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.07
                      Institutional Class                                           $12.06
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.06
                                C Class                                            $12.09
R Class                                            $12.06

Series Number: 12
For period ending 01/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           11,527
                                Institutional Class                                                      9,191
           2. Dividends for a second class of open-end company shares
                                A Class                                           6,745
C Class                                           55
                                R Class                                           2,516

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2720
                      Institutional Class                                           $0.2979
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2396
C Class                                            $0.1426
R Class                                           $0.2073

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      44,958
                      Institutional Class                                                      34,298
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           28,928
                        C Class                                                                 405
R Class                                            12,715

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.25
                      Institutional Class                                           $12.24
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.23
                                C Class                                            $12.26
R Class                                            $12.23

Series Number: 13
For period ending 01/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      9,017
Institutional Class                                           7,300
2. Dividends for a second class of open-end company shares
A Class                                           4,643
C Class                                           37
R Class                                           1,819

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2861
Institutional Class                                           $0.3131
2. Dividends for a second class of open-end company shares
A Class                                           $0.2524
C Class                                           $0.1513
R Class                                           $0.2187

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      33,481
Institutional Class                                           25,752
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           18,777
C Class                                           257
R Class                                           8,681

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.68
Institutional Class                                           $12.68
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $12.67
C Class                                           $12.69
R Class                                           $12.67

Series Number: 14
For period ending 01/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      4,991
Institutional Class                                           4,239
2. Dividends for a second class of open-end company shares
A Class                                           2,692
C Class                                           24
R Class                                           902

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2867
Institutional Class                                           $0.3138
2. Dividends for a second class of open-end company shares
A Class                                           $0.2529
C Class                                           $0.1515
R Class                                           $0.2191

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      18,742
Institutional Class                                           14,679
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           10,924
C Class                                           178
R Class                                           4,397

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.67
Institutional Class                                           $12.68
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $12.67
C Class                                           $12.69
R Class                                           $12.67

Series Number: 15
For period ending 01/31/15

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      920
Institutional Class                                           1226
2. Dividends for a second class of open-end company shares
A Class                                           707
C Class                                           5
R Class                                           288

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2804
Institutional Class                                           $0.3083
2. Dividends for a second class of open-end company shares
A Class                                           $0.2456
C Class                                           $0.1411
R Class                                           $0.2108

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      3,661
Institutional Class                                           4,388
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           2,997
C Class                                           35
R Class                                           1,416

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.16
Institutional Class                                           $13.15
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $13.15
C Class                                           $13.15
R Class                                           $13.15